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                       CONSENT TO BE NAMED AS DIRECTOR
                                      OF
                                 eSPEED, INC.


         The undersigned hereby consents to be named as a director of eSpeed, Inc. (the "Company") in the Registration Statement on Form S-1 (Registration No. 333-87475) and all amendments thereto, filed by the Company with the Securities and Exchange Commission.



                                                  /s/ Joseph P. Shea
                                                  ------------------------
                                                      Joseph P. Shea